UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2014

Elite Data Services, Inc
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

4447 N Central Expressway Suite 110-135 Dallas, TX 75204
(Address of principal executive offices)

(972)-885-3981
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2014, Elite Data Services, Inc. (the Company”) entered into a Purchase and Sale Agreement with H y H Investments Sociedad Anonima (“H y H”) to acquire all of the corporation stock of Inversiones Turisticas Gaming Unlimited S.A. de C. V and a casino license consisting of five table games and 150 slot machines in Roatan. This Agreement was rescinded and replaced with the Inversiones Turisticas Gaming Unlimited S.A. Purchase Option Agreement dated November 30, 2014 (the “Option Purchase Agreement”).

The Option Purchase Agreement, gives the Company the exclusive option to acquire Inversiones Turisticas Gaming Unlimited S.A. de C.V and a casino license consisting of five tables and one hundred and fifty slot machines in Roatan with an exercise date of January 31, 2015. If the Company exercises the option, the purchase price shall be the sum of Ten Million Dollars ($10,000,000) due and payable as follows: $2,000,000 cash payment to be tendered to Seller on or before thirty days of the Option Exercise Date with the remaining balance of $8,000,000 payable as follows: Two Million Dollars ($2,000,000.00) due January 1, 2016, Two Million Dollars ($2,000,000.00) due January 1, 2017, Two Million Dollars ($2,000,000.00) due January 1, 2018, and One Million Nine Hundred Dollars ($1,900,000.00) due on January 1, 2019. All annual payments are payable in either cash or the Buyer’s stock [Symbol: DEAC] at no higher than $4.00 per share and no lower than the share value on December 20th of each prior year. It is the sole discretion of the Seller to receive cash or stock, unless specifically objected to by the Company’s Board of Directors for each annual payment. As an Option Fee, the Company granted to H y H One Hundred Thousand Dollars ($100,000) to be paid by the Company in the form of restricted shares of common stock of the Company. The Company shall receive a credit toward such purchase price in the amount of the Option Fee exercisable off the January 1, 2019 annual payment. If the Company does not exercise its option to purchase, H y H retains the Option Fee. This option can be renewed or extended upon the exclusive consent of H y H, but may be subject to additional option requirements.

The foregoing description of the terms of the Option Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.34 to this report, which is incorporated by reference herein.

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Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.34	Inversiones Turisticas Gaming Unlimted S.A. Purchase Option Agreement between Elite Data Services, Inc. and H y H Investments, Sociedad Anonima.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: December 1, 2014	By:	/s/ Steven Frye
Steven Frye
President, Chief Executive Officer

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